Interest Rate Swaps	9 Months Ended
Sep. 30, 2022
Interest Rate Swaps
Interest Rate Swaps

5.      Interest Rate Swaps

The Company’s objectives in using interest rate derivatives are to add stability to interest expense and to manage its exposure to interest rate movements. To accomplish these objectives, the Company primarily uses interest rate swaps as part of its interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involve the receipt of variable amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount.

During the second quarter of 2020, the Company entered into floating-to-fixed interest rate swap agreements, associated with existing variable-rate debt and financing facilities, over a three-year term with multiple counterparties. In accordance with these transactions, the Company pays an average fixed-rate interest amount of 0.32% and receives floating rate interest amounts based on LIBOR. These interest rate swaps have a total notional amount of $237.9 million of which $73.6 million is designated as cash flow hedges.

During the third quarter of 2022, the Company refinanced its debt arrangements with the Nordea / SEB Revolving Facility.  As none of the revolving credit facility was drawn down at September 30, 2022 and the Company cannot forecast with any certainty what, if any, of the revolving credit facility will be drawn down at December 31, 2022, or in future quarters, the Company concluded that the forecasted transactions that the interest rate swaps were designated to hedge are no longer probable to occur.  As a result, the Company accelerated the reclassification of amounts in other comprehensive income to earnings. The accelerated amounts consisted of a gain of $2.7 million of which $2.1 million is included in unrealized gains / (losses) on derivatives and $0.6 million is included in interest expense and finance costs in the statement of operations.

For derivatives designated and that qualify as cash flow hedges of interest rate risk, the gain or loss on the derivative is recorded in Accumulated Other Comprehensive Income and subsequently reclassified into interest expense in the same period(s) during which the hedged transaction affects earnings.

Derivatives not designated as hedges are not speculative and are used to manage the Company’s exposure to interest rate movements and other identified risks but do not meet the strict hedge accounting requirements and/or the Company has not elected to apply hedge accounting. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in earnings.

The Company records the fair value of the interest rate swap as an asset or liability on its balance sheet. The following table shows the interest rate swap assets designated as hedging instruments as of September 30, 2022 and December 31, 2021:

Derivatives designated as hedging instruments (in thousands of U.S. Dollars)	Balance Sheet location	September 30, 2022	December 31, 2021
Interest rate swap	Current portion of derivative assets	$1,961	254
Interest rate swap	Non - current portion of derivative assets	$—	795

The following table shows the interest rate swap assets not designated as hedging instruments as of September 30, 2022 and December 31, 2021:

Derivatives not designated as hedging instruments (in thousands of U.S. Dollars)	Balance Sheet location	September 30, 2022	December 31, 2021
Interest rate swap	Current portion of derivative assets	$4,617	53
Interest rate swap	Non - current portion of derivative assets	$—	187